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                    Prudential Small-Cap Quantum Fund, Inc.
                      Supplement dated December 8, 1997 to
                      Prospectus dated September 25, 1997

    The following information supplements the information contained in openqopenqShareholder Guide--How to Buy Shares of the Fundclquoclquo

    The Fund expects to commence the continuous offering of its shares on December 15, 1997. The availability of small-cap stocks suitable for the Fundclquos portfolio may affect the Fundclquos continuous offering of shares in the future. The Fund reserves the right to temporarily close the Fund to new investors in the future in the event of significant cash inflows within a short period of time.

    All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors.

MF176C-3 (12/8/97)